UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

AMENDMENT NO. 3

TO

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 4, 2004

Bio-One Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-31889	65-0815746
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1630 Winter Springs Boulevard, Winter Springs, Florida 32708

(Address of Principal Executive Office) (Zip Code)

(407) 977-1005

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Acquisition Or Disposition Of Assets

Bio-One Corporation, a Nevada corporation (“Bio-One”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”), effective February 4, 2004, by and between Bio-One and American Nutritional Exchange, Inc., a Florida corporation (“American Nutritional”). Pursuant to the Stock Purchase Agreement, Bio-One purchased shares of American Nutritional’s capital stock representing eighty percent (80%) of the votes of all issued and outstanding shares of American Nutritional capital stock for (i) a purchase price in an amount equal to One Million Dollars ($1,000,000) payable in installments and (ii) a credit line to be made available to American Nutritional in the principal amount of One Million Dollars ($1,000,000), which can be drawn down in traunches during 2004. Pursuant to the Stock Purchase Agreement, Bio-One is entitled to receive thirty percent (30%) of any future distribution of profits of American Nutritional and/or thirty percent (30%) of any future distribution of proceeds from a sale of American Nutritional.

Item 9.01   Financial Statements And Exhibits

Bio-One is filing the financial statements required by Regulation S-X as a result of the purchase of eighty percent (80%) of the capital stock of American Nutritional.

(a)   Financial Statements

Attached herewith.

(b)   Pro Forma Financial Information

Attached herewith.

(c)   Exhibits

Exhibit	Description

Exhibit 16.1	Stock Purchase Agreement, effective as of February 4, 2004, by and between Bio-One Corporation and American Nutritional Exchange, Inc.	Incorporated by reference to the Company’s Amendment No. 1 to Current Report on Form 8-K filed with the Commission on April 2, 2004

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BIO-ONE CORPORATION

Dated: November 3, 2004	By:	/s/ ARMAND DAUPLAISE
Armand Dauplaise President, Chief Executive Officer, Principal Accounting Officer and Director

3

(a)

Financial Statements

December 31, 2003 and 2002

(With Independent Auditors’ Report Thereon)

AMERICAN NUTRITIONAL EXCHANGE, INC.

Independent Auditors’ Report

Shareholders and Board of Directors American Nutritional Exchange, Inc.

We have audited the accompanying balance sheet of American Nutritional Exchange, Inc. as of December 31, 2003 and 2002 and the related statements of operations, stockholders’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatements.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above, present fairly, in all material respects, the financial position of American Nutritional Exchange, Inc. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Tshopp, Whitcomb & Orr, P.A.

April 13, 2004 Maitland, Florida

AMERICAN NUTRITIONAL EXCHANGE, INC.

Balance Sheets

December 31, 2003 and 2002

	2003	2002
Assets

Current assets :	$261	10,770
Cash	488,181	564,531
Accounts receivable	-	19,081
Due from stockholders (note 2)	433,895	487,342
Other current assets	-	6,675
Total current assets	922,337	1,087,399

Property and equipment, net (notes 3 and 5)	76,150	67,493
Other assets	-	1,450
	$998,487	1,156,342

Liabilities and Stockholders' Equity (Deficit)

Current liabilities:
Accounts payable	$943,810	1,099,537
Due to stockholders (note 2)	29,800	-
Accrued expenses	119,000	5,832
Escrow liability (note 6)	60,000	-
Current portion of capital lease obligations (note 4)	14,449	2,352
Current portion of long-term debt (note 5)	4,292	5,589
Total current liabilities	1,171,351	1,113,410

Capital lease obligations, less current portion (note 4)	17,600	5,416
Long-term debt, less current portion (note 5)	-	4,292
Total liabilities	1,188,951	1,123,118
Stockholders' equity (deficit:)
Common s tock, $1 par value, 5,000 s hares
authorized, 1,000 s hares issued and outstanding	1,000	1,000
Retained earnings (deficit)	(191,464)	32,224
	(190,464)	33,224
	$998,487	1,156,342

See accompanying notes to the financial statements.

AMERICAN NUTRITIONAL EXCHANGE, INC.

Statements of Operations

For the years ended December 31, 2003 and 2002

	2003	2002

Revenues:
Net sales	$7,119,362	6,749,908

Operating expenses:
Cost of sales	5,739,275	5,628,860
Selling, general and administrative expenses	1,592,244	1,114,708
	7,331,519	6,743,568

Operating income (loss)	(212,157)	(6,340)

Other income (expense):
Interest	(11,531)	(7,938)
Other income	-	1,397

Net loss	(223,688)	(201)

Per share information -basic and fully diluted:

Loss per s hare	$(223.70)	(0.20)

Weighted average shares outstanding	1,000	1,000

See accompanying notes to the financial statements.

AMERICAN NUTRITIONAL EXCHANGE, INC.

Statements of Stockholders' Equity (Deficit)

For the years ended December 31, 2003 and 2002

	Common Stock		Retained Earnings (Deficit)	Total
	Shares	Amount

Balances, December 31, 2001	1,000	$1,000	118,706	119,706

Distributions	-	-	(86,281)	(86,281)

Net loss	-	-	(201)	(201)

Balances, December 31, 2002	1,000	1,000	32,224	33,224

Net loss	-	-	(223,688)	(223,688)

Balances, December 31, 2003	1,000	$1,000	(191,464)	(190,464)

See accompanying notes to financial statements.

AMERICAN NUTRITIONAL EXCHANGE, INC.

Statements of Cas h Flows

For the years ended  December 31, 2003 and 2002

	2003	2002

Net loss	$(223,688)	(201)
Adjustment to reconcile net loss to net cash
provided by operating activities:
Depreciation	27,199	26,675
Loss on disposal of property and equipment	30,260	-
Changes in operating assets and liabilities:
Accounts receivable	75,350	(35,692)
Due from/to stockholders	48,881	15,641
Inventory	53,447	(170,115)
Other current assets	6,675	22,230
Other assets	1,450	(1,450)
Accounts payable	(155,827)	286,293
Accrued expenses	113,168	(52,701)
Escrow liability	60,000	-
Net cash provided by operating activities	36,915	90,680

Cash flows from investing activities:
Purchase of property and equipment	(30,924)	(19,812)

Cash flows from financing activities:
Payments of capital lease obligations	(10,911)	(2,368)
Payments of long-term debt	(5,589)	(4,583)
Distributions	-	(86,281)
Net cash used in financing activities	(16,500)	(93,232)

Net decrease in cash	(10,509)	(22,364)

Cash - beginning of year	10,770	33,134

Cash - end of year	$261	10,770

Supplemental cash flow information:

Cash paid for interest	$24,632	7,938
Non-cash investing activities:

Property and equipment acquired under
capital lease obligations	$35,192	-

See accompanying notes to the financial statements.

AMERICAN NUTRITIONAL EXCHANGE, INC.

Notes to Financial Statements

December 31, 2003 and 2002

Note (1)

Organization and Summary of Significant Accounting Policies

(a)

Organization

American Nutritional Exchange, Inc. (the “Company”) was incorporated on May 14, 1998 in the State of Florida.  The Company is headquartered in Cooper City, Florida and provides wholesale distribution of nationally advertised nutraceutical, sports nutrition, low carb products and nutritional beverages. Direct delivery of these products covers principally the entire State of Florida.

(b)

Revenue Recognition

The Company recognizes revenue when its products are shipped or services are provided.

(c)

Inventory

Inventory, which consists principally of finished goods, is stated at the lower of cost or market using the first-in, first-out method.

(d)

Property, Equipment and Depreciation

Property and equipment are stated at cost.  Depreciation is calculated using accelerated methods over the following estimated useful lives:

Years

Furniture and fixtures	7
Equipment	5
Transportation equipment	5

(Continued)

AMERICAN NUTRITIONAL EXCHANGE, INC.

Notes to Financial Statements

December 31, 2003 and 2002

Note (1)

Organization and Summary of Significant Accounting Policies

(e)

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

(f)

Advertising Costs

The Company expenses all costs of advertising as incurred. Advertising costs included in selling, general and administrative expenses aggregated $45,448 and $42,358 during 2003 and 2002, respectively.

(g)

Financial Instruments

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2003. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include, cash, accounts receivable, accounts payable and accrued expenses. Fair values were assumed to approximate carrying values for these financial instruments because they are short term in nature and their carrying amounts approximate fair values or they are receivable or payable on demand. The fair value of the Company’s capital lease obligations and long-term debt are estimated based upon the quoted market prices for the same or similar issues or on the current rates available to the Company for debt of the same remaining maturities.

(h)

Long-Lived Assets

The carrying value of long lived assets is reviewed on a regular basis for the existence of facts and circumstances that suggest impairment. To date, no such impairment has been indicated. Should there be an impairment in the future, the Company will measure the amount of the impairment based on the undiscounted expected future cash flows from the impaired assets.

(Continued)

AMERICAN NUTRITIONAL EXCHANGE, INC.

Notes to Financial Statements

December 31, 2003 and 2002

Note (1)

Organization and Summary of Significant Accounting Policies (continued)

(i)

Earnings (Loss) per Share

The Company calculates earnings (loss) per share as required by Statement of Financial Accounting Standards (SFAS) No. 128, “Earnings per share.” Basic earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares and dilutive common stock equivalents outstanding. During periods when they are anti-dilutive, common stock equivalents, if any, are not considered in the computation.

(j)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

(k)

Income Taxes

The Company has elected to be taxed under the Subchapter S provisions of the Internal Revenue Code. These provisions provide that the taxable income of the Company be included in the income tax returns of the stockholders. Accordingly, no income tax related assets, liabilities or provision for income taxes have been recorded in the accompanying financial statements.

Note (2)

Due from/to Stockholders

Amounts due from/to stockholders are non-interest bearing and due upon demand.

AMERICAN NUTRITIONAL EXCHANGE, INC.

Notes to Financial Statements

December 31, 2003 and 2002

Note (3)

Property and Equipment

Property and equipment consists of the following at December 31, 2003 and 2002:

	2003	2002

Furniture and fixtures	$ 20,499	10,945
Equipment	98,336	102,265
Transportation equipment	72,177	59,163
	191,012	172,373
Less accumulated depreciation	114,862	104,880

	$ 76,150	67,493

Depreciation expense charged to operations was $27,199 and $26,675 during 2003 and 2002, respectively.

Note (4)

Leases

At December 31, 2003, future minimum annual rental commitments under noncancellable lease obligations are as follows:

Year ending December 31,	Capital Leases	Operating Leases

2004	$ 19,413	113,221
2005	18,521	117,364
2006	1,321	111,995
2007	-	9,627
2008	-	2,407

Total minimum lease payments	39,255	354,614
Less amounts representing interest	7,206

Present value of net minimum lease payments	32,049
Less current portion	14,449

Capital lease obligations – long term	$ 17,600

Rent expense for operating leases, including month-to-month leases, was approximately $140,310 and $97,223 for the years ended December 31, 2003 and 2002, respectively.

AMERICAN NUTRITIONAL EXCHANGE, INC.

Notes to Financial Statements

December 31, 2003 and 2002

Note (5)

Long-Term Debt

Long term debt consists of the following at December 31, 2003 and 2002:

	2003	2002

Note payable to a finance company with monthly payments of $500 including interest through October 2004, collateralized by a vehicle.	$ 4,292	9,881

Note (6)

Subsequent Events

On January 27, 2004, the Company, with the consent of its stockholders, revoked its election to be taxed under Subchapter S of the Internal Revenue Code. The revocation is effective for the tax year beginning January 1, 2004.

On February 4, 2004, the Company entered into a Stock Purchase Agreement (the “Agreement”) to sell shares of a newly created class common stock representing 80% of the votes of all of its issued and outstanding common shares to Bio-One Corporation (“Bio-One”), a Nevada corporation. The terms of the Agreement provide for total consideration of $1,000,000 payable in various installments through November, 2004 and the establishment by Bio-One of a $1,000,000 line of credit available to the Company in increasing amounts through October, 2004. The Agreement also provides that Bio-One is entitled to receive 30% of any future distributions of profits by the Company and/or 30% of any future distributions of proceeds from a sale of the Company.

In anticipation of this Agreement, the Company had entered into an Escrow Agreement in November, 2003 providing for advances by Bio-One of $67,500 to be applied against the first installment under the Agreement. As of December 31, 2003, $60,000 had been advanced and is recorded as escrow liability on the accompanying balance sheet.

(b)

AMERICAN NUTRITIONAL EXCHANGE, INC

Unaudited Pro Forma Consolidated Balance Sheet

Year Ended December 31, 2003

	BIO-ONE Corporation	American Nutritional Exchange, Inc.	Proforma Adjustments	Proforma

Assets

Current assets:
Cash	$210,021	$261	-	210,282
Accounts receivable	16,652	488,181	-	504,833
Inventory	23,537	433,895	-	457,432
Deposits and prepaid expenses	35,437		-	35,437

Total current assets	285,647	922,337	-	1,207,984

Buildings, Furniture, Equipment, net	38,003	76,150	-	114,153
Other assets	302,276		-	302,276

Total assets	$625,926	998,487	-	1,624,413

Liabilities and Stockholder's Equity

Current liabilities:
Current portion of notes payable	$574,502	$18,741	-	593,243
Accounts payable and accrued expenses	184,420	1,152,610	-	1,337,030

Total current liabilities	758,922	1,171,351	-	1,930,273

Long-term Liabilities
Buildings & Equipment	-	17,600	-

Total Liabilities	$758,922	$1,188,951	-	1,947,873

Stockholder's Equity:
Common stock	44,238	1,000		45,238
Preferred stock	-			-
Additional paid-in capital	3,081,750			3,081,750
Retained earnings	(3,258,984)	(191,464)		(3,450,448)

Total stockholder's equity	(132,996)	(190,464)	-	(323,460)

Total liabilities and stockholder's equity	$625,926	$998,487	-	1,624,413

See accompanying notes to the financial statements.

AMERICAN NUTRITIONAL EXCHANGE, INC.

Unaudited Pro Forma Consolidated Statement of Operations

Year Ended December 31, 2003

	BIO-ONE Corporation	American Nutritional Exchange, Inc.	Proforma Adjustments	Proforma

Revenue	$103,312	$7,119,362	-	7,222,674
				-
Cost of sales	35,296	5,739,275	-	5,774,571

Gross profit	68,016	1,380,087	-	1,448,103

Operating expenses:
Selling, General and administrative	1,435,963	1,592,244	-	3,028,207

Operating Income	(1,367,947)	(212,157)	-	(1,580,104)

Interest expense	15,165	11,531	-	26,696
Other income	-		-	-

Income before taxes	(1,383,112)	(223,688)	-	(1,606,800)

Provision for income taxes	-		-

Net income	(1,383,112)	(223,688)	-	(1,606,800)

Basic earnings per share	$(0.04)	$(224)		(0.05)

Basic weighted average shares outstanding	35,424,123	1,000		35,425,224

Diluted earnings per share	$(0.04)	$(224)		(0.05)

Diluted weighted average shares outstanding	35,424,123	1,000		35,424,224

See accompanying notes to the financial statements.